HANSBERGER INTERNATIONAL FUND

Supplement dated December 30, 2010 to the Natixis Funds Statement of Additional Information, dated May 1, 2010, as may be revised or supplemented from time to time

Effective January 1, 2011, the subsection “Hansberger” under the section “Proxy Voting Policies” is amended and restated as follows:

Hansberger Hansberger utilizes the services of a third party proxy service provider (“Proxy Service Provider”) to assist in voting proxies. The Proxy Service Provider is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. The Proxy Service Provider’s primary function with respect to Hansberger is to apprise Hansberger of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Hansberger may consider the Proxy Service Provider’s and others’ recommendations on proxy issues, Hansberger bears ultimate responsibility for proxy voting decisions.

Hansberger takes reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the financial value of the securities held in client accounts. The financial interest of the clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in Hansberger’s view do not primarily involve financial considerations, it is not possible to fairly represent fairly the diverse views of its clients and, thus Hansberger generally votes in accordance with the recommendations of the Proxy Service Provider on these issues, although, on occasion Hansberger could abstain from voting on these issues. When making proxy-voting decisions, Hansberger generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time. The Guidelines detail Hansberger’s positions on recurring issues and criteria for addressing non-recurring issues.

From time to time, proxy voting proposals may raise conflicts between the interests of Hansberger’s clients and the interests of Hansberger and/or its employees. Hansberger takes certain steps designed to ensure a decision to vote the proxies was based on the clients’ best interest and was not the product of conflict. Hansberger’s Proxy Voting Committee is responsible for overseeing the proxy voting process, including monitoring and resolving possible material conflicts of interest. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter is required to disclose that conflict to the Chief Compliance Officer or another member of the Proxy Voting Committee, and may be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for evaluation and resolution. Conflicts of interest may be resolved in different ways by the Proxy Voting Committee. Possible ways that conflicts of interest may be resolved include strict application of our Guidelines, recusal of conflicted personnel, consultation with other unconflicted investment personnel, or voting in accordance with objective third party recommendation.